INCOME TAXES (Details) - Schedule of Deferred Tax Assets and Liabilities - USD ($)	12 Months Ended
	May 31, 2020	May 31, 2019
Schedule of Deferred Tax Assets and Liabilities [Abstract]
Federal and state statutory rate	21.00%	21.00%
Net operating loss carry forwards	$ 2,538,429	$ 3,001,749
Valuation allowance for deferred tax assets	(2,538,429)	(3,001,749)
Net deferred tax assets	$ 0	$ 0